UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6355 South Buffalo Drive, Las Vegas, Nevada 89113

(Address of principal executive offices) (Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, International Game Technology (the “Company”) had commenced a consent solicitation (the “Consent Solicitation”) of consents to amend the indentures pursuant to which its 7.50% Notes due 2019 (the “2019 Notes”), 5.50% Notes due 2020 (the “2020 Notes”) and 5.35% Notes due 2023 (the “2023 Notes” and, together with the 2019 Notes and the 2020 Notes, the “Notes”) were issued.

On October 20, 2014, after receiving the required majority consent from holders of the 2019 Notes, the Company entered into a supplemental indenture to amend the indenture dated as of June 15, 2009, as supplemented by a supplemental indenture dated as of June 15, 2009, between the Company and Wells Fargo Bank, National Association, as trustee, pursuant to which the 2019 Notes were issued (the “Amendment”).  The Amendment is being undertaken in connection with the proposed business combination (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated as of July 15, 2014, among the Company, GTECH S.p.A. (“GTECH”), Georgia Worldwide PLC (“Holdco”), and the other parties thereto, as amended.

Among other things, the Amendment modifies the definition of “Change of Control” in the indenture governing the 2019 Notes so that (i) the consummation of the Merger would not be considered a Change of Control and (ii) following the Merger, the definition of Change of Control would apply to Holdco, as the post-Merger parent of the Company.  The Amendment also permits Holdco to furnish the financial reports that are currently required to be furnished by the Company.  Following the Merger, the 2019 Notes that remain outstanding will be unconditionally guaranteed by Holdco and certain subsidiary guarantors of Holdco’s debt securities on a pari passu basis.

The preceding description of the Amendment is qualified in its entirety by reference to full text of the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.  Other Events.

On October 21, 2014, the Company announced that it had received the required majority consent of holders of the 2019 Notes to approve the Amendment.  The consent solicitation with respect to the 2019 Notes expired at 5:00 p.m. New York City time, on October 20, 2014 (the “Expiration Time”).  The Company has waived the condition to receive the required consents from the 2020 Notes and the 2023 Notes prior to the payment of the consent fee to holders of the 2019 Notes (the “Waiver”).  Subject to the terms and conditions set forth in the Consent Solicitation as modified by the Waiver, the Company will make an aggregate cash payment equal to $2.50 per $1,000 principal amount of the 2019 Notes for which consents to the Amendment are validly delivered and unrevoked to the solicitation agents on behalf of the holders who delivered such valid and unrevoked consents to the Amendments on or prior to the Expiration Time.

On October 21, 2014, the Company also announced that it will amend the terms of the Consent Solicitation to (i) extend the Expiration Time of the Consent Solicitation with respect to the 2020 Notes to 5:00 p.m., New York City time, on October 22, 2014, unless further extended or terminated by the Company, and (ii) increase the consent fee applicable to the 2020 Notes.  Additionally, IGT has waived the condition to receive the required consents from the 2023 Notes.  All other terms and conditions of the consent solicitation with respect to the 2020 Notes remain as set forth in the Consent Solicitation.

On October 21, 2014, the Company also announced that it did not receive the required majority consent from holders of the 2023 Notes.  However, IGT is not extending the expiration date for the Consent Solicitation for the 2023 Notes.

A copy of the press release announcing the results of the Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, GTECH, Holdco, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and GTECH as well as assumptions made by, and information currently available to, such management, including statements regarding the timing of the completion of the transactions. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or securityholder approvals in a timely manner or otherwise; the possibility that the transaction will not close, including by any failure to satisfy other closing conditions to the proposed transactions or a termination of the merger agreement; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by the Company, GTECH and Holdco from time to time with the SEC and those described in GTECH’s annual reports, registration documents and other documents filed from time to time with the Italian financial market regulator (CONSOB).  Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01.  Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1

Amendment No. 1, dated as of October 20, 2014, between International Game Technology and Wells Fargo Bank, National Association, as trustee, to the Indenture dated as of June 15, 2009, as supplemented by the First Supplemental Indenture dated as of June 15, 2009

99.1	Press Release dated October 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: October 22, 2014	By:	/s/ Peter A. Christou
Peter A. Christou
Assistant Secretary

Exhibit Index

Exhibit Number	Description

4.1

Amendment No. 1, dated as of October 20, 2014, between International Game Technology and Wells Fargo Bank, National Association, as trustee, to the Indenture dated as of June 15, 2009, as supplemented by the First Supplemental Indenture dated as of June 15, 2009

99.1	Press Release dated October 21, 2014